PRUDENTIAL SERIES FUND

PSF Small-Cap Value Portfolio

Supplement dated May 20, 2022, to the
Currently Effective Prospectus
and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Prudential Series Fund (the Trust) relating to the PSF Small-Cap Value Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus.

Effective immediately, Sean Butkus no longer serves as a portfolio manager for the Portfolio.

To reflect these changes, effective immediately, all references to Mr. Butkus are hereby removed from the Trust’s Prospectus and SAI relating to the Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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